UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

December 3, 2004

         Structured Asset Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-120575	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, NY (Address of Principal Executive Offices)	10019 (Zip Code)

Registrant’s telephone number, including area code:  (212) 526-7000

                                            No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

This Form 8-K/A amends the Form 8-K of the Registrar dated December 3, 2004, and filed on December 17, 2004 (the “Original Form 8-K”) for the purpose of filing a corrected Execution copy of the Mortgage Loan Purchase and Assignment Agreement filed as Exhibit 99.1 to the Original Form 8-K.

Item 9.01.  Financial Statements and Exhibits

(a)        Not applicable.

(b)        Not applicable.

(c)        Exhibits:

99.1     Mortgage Loan Purchase Agreement dated as of November 1, 2004, between Aames Investment Corporation, as Seller, and Structured Asset Securities Corporation, as Purchaser.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                        STRUCTURED ASSET SECURITIES

                                                                           CORPORATION

                                                                        By:              /s/Ellen Kiernan

                                                                                    Name: Ellen Kiernan

                                                                                    Title:   Senior Vice President

Dated: February 15, 2005

EXHIBIT INDEX

Exhibit No.                                          Description

99.1                       Mortgage Loan Purchase Agreement dated as of November 1, 2004, between Aames Investment Corporation, as Seller, and Structured Asset Securities Corporation, as Purchaser.